SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made as of June 18, 2018 by and among David King (“Assignor”), Water Now, Inc. (the “Company”), and ____________________ (“Lender”).

Recitals

Lender has agreed to make a loan to the Company in the principal amount of $62,500.00 (“Loan”). Lender has required, as a condition precedent to making the Loan, that Assignor execute and deliver this Security Agreement and Assignor has agreed to this Security Agreement.

Agreements

NOW, THEREFORE, in consideration of these premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor, the Company and Lender agree as follows:

1) DEFINITIONS AND GENERAL RULES OF CONSTRUCTION

a) Definitions. In this Agreement, all defined terms are capitalized and have the meaning given on Exhibit A attached hereto and made a part hereof.

b) Accounting Terms. All accounting terms not specifically defined herein shall have the meanings assigned to them as determined by generally accepted accounting principles, consistently applied.

c) UCC Terms. All terms used in this Agreement that are defined in the Maryland Uniform Commercial Code shall have the meanings ascribed to them therein, unless specifically defined otherwise in this Agreement.

d) Tense; Gender; Section Headings. In this Agreement, the singular includes the plural and vice versa. Each reference to any gender also applies to any other gender. The Section headings are for convenience only and are not part of this Agreement.

2) SECURITY

a) Grant of Security Interest. To secure the payment of the Liabilities and the payment and performance of all of the Company’s obligations under the Promissory Note, Assignor hereby grants to Lender a security interest in the Collateral.

b) Future Advances. The security interest granted by this Agreement secures future advances.

c) Perfection of Security Interest. Assignor authorizes Lender to file financing statements, financing statement addenda, continuation statements and financing statement amendments in such form and in such filing offices as Lender may require to perfect or to preserve, maintain or continue the perfection of the security interest in the Collateral and its priority. Lender shall pay the costs of filing any financing statement, financing statement addendum, continuation statement or termination statement as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such document. A carbon, photographic, or other reproduction of this Agreement is sufficient as a financing statement. Assignor shall not file any amendments, correction statements or termination statements concerning the Collateral without the prior written consent of Lender.

d) Power of Attorney. Assignor hereby appoints Lender or any officer of Lender as Assignor’s attorney in fact for purposes of endorsing Assignor’s name on any such requests to be delivered to other secured parties of Assignor, which power of attorney is coupled with an interest and irrevocable.

3) REPRESENTATIONS AND WARRANTIES

a) Representations and Warranties. Assignor, and each Person acting on behalf of Assignor in executing this Agreement, represents and warrants to Lender as follows:

i)       Reservation of Collateral. Assignor has reserved for issuance to the Lender the Collateral on the stock transfer records of the Assignor; and

ii)       Binding Agreement. This Agreement constitutes the valid and legally binding obligation of Assignor, enforceable in accordance with its terms.

b) Continuing Nature of Representations and Warranties. Assignor hereby represents, warrants, covenants and agrees that the representations and warranties made by Assignor in Section 3.1 shall remain true and accurate in all respects throughout the term of the Loan.

4) AFFIRMATIVE COVENANTS

Until payment in full of all of all amounts due and owing under the Loan:

a) Title to Collateral; Stock Splits. Assignor shall defend its title to the Collateral against all Persons and, upon request of Lender, shall furnish such further assurances of title as may be required by Lender. The Collateral shall be adjusted on the books and records of the Company should the Company undertake a split of any kind of its common stock, no par value.

b) Books, Records, and Inspections. The Company at all times shall maintain accurate and complete books and records pertaining to the operation, business, and financial condition of the Company and pertaining to the Collateral; (b) at all reasonable times and without hindrance or delay, shall permit Lender or any Person designated by Lender to enter any place of business of the Company or any other premises where any books, records, and other data concerning the Company or the Collateral may be kept and to examine, audit, inspect, and make extracts from and photocopies of any such books, records, and other data; and (c) shall mark its books and records in a manner satisfactory to Lender so that Lender’s rights in and to the Collateral will be shown.

5) DEFAULT AND REMEDIES

a) Events of Default. The occurrence of any of the following events shall constitute an Event of Default under this Agreement:

i)       Failure to Pay. The Company fails to pay when due any the Loan, after giving effect to any applicable notice and/or cure periods.

ii)       Failure to Perform. Assignor fails to observe or perform any covenant or agreement contained in this Agreement and fails to cure the same within ten (10) days following written notice from Lender.

b) Remedies of Lender. Upon the occurrence of any Event of Default, in addition to all other rights and remedies available to Lender under applicable law, Lender shall have the following rights and remedies:

i)       Sale of Collateral. Lender shall have all of the rights and remedies of a secured party under the Texas Uniform Commercial Code and other applicable laws. Upon demand by Lender, Assignor shall assemble the Collateral and make it available to Lender at a place designated by Lender which is mutually convenient to both parties. Lender or its agents may enter upon Assignor premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it, all without judicial process or proceedings. Lender shall have no obligation to clean up or otherwise to prepare the Collateral for sale. Any written notice of the sale, disposition, or other intended action by Lender with respect to the Collateral which is required by applicable laws and is sent by certified mail, postage prepaid, to Assignor at the address of Assignor, or such other address of Assignor which may from time to time be shown on Lender’s records, at least 10 calendar

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days prior to such sale, disposition, or other action, shall constitute reasonable notice to Assignor. Lender, without adversely affecting the commercial reasonableness of any sale of the Collateral, (a) may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and (b) may refuse to give or may disclaim any warranties of title or the like. Any proceeds of sale or other disposition of the Collateral shall be applied by Lender to the payment of Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by Lender to the payment of the remaining Liabilities, whether or not then due, in such order and manner of application as Lender may from time to time in its sole discretion determine. If the sale or other disposition of the Collateral fails to satisfy fully the Liabilities, Assignor shall remain liable to Lender for any deficiency. If Lender sells any of the Collateral on credit, Assignor shall be credited only with payments actually made by the purchaser, received by Lender and applied to the indebtedness of the Company. If the Company defaults in making payments to Lender, then Lender may resell the Collateral and apply the proceeds of such resale to the Liabilities in accordance with this paragraph.

ii)       Set-Off. Lender may set-off any amounts in any account or represented by any certificate with Lender only in the name of the Company.

iii)       Other Remedies. Lender may pursue such other remedies, including actions for specific performance and damages, or permitted by law, which Lender may deem appropriate, it being specifically understood and agreed that any remedies may be exercised in the alternative or cumulatively in the sole discretion of Lender.

iv)       Liquidation Costs. The Company shall reimburse and pay to Lender upon demand all Liquidation Costs, including without limitation reasonable attorneys’ fees and expenses, advanced, incurred by, or on behalf of Lender in collecting and enforcing the Liabilities. All Liquidation Costs shall bear interest payable by the Company to Lender upon demand from the date advanced or incurred until paid in full at a per annum rate of interest equal the default rate of interest described in the Note.

v)       No Waiver, Etc. No failure or delay by Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Agreement, Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under this Agreement or to declare an Event of Default for failure to effect such prompt payment of any such other amount.

6) MISCELLANEOUS

a) Notices. All notices, demands, requests and other communications required under this Agreement shall be in writing and shall be deemed to have been properly given if sent by hand delivery, Federal Express (or similar overnight courier service), or by United States certified mail (return receipt requested), postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:

If to Assignor and Company to: David King

                                                  Attn: dking@waternowinc.com

If to Lender to:                    _____________________

_____________________

Attn: ___________________

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 Notice shall be deemed given as of the date of hand delivery, as of the date specified for delivery if by overnight courier service or as of 2 days after the date of mailing, as the case may be.

b) Liability of Lender. Lender, by the acceptance and performance of this Agreement, does not assume any liability, and Assignor hereby releases Lender and Lender’s agents, employees and attorneys from any such liability, and no claim shall be made by Assignor upon Lender or such employees or agents for or on account of any matter or thing.

c) Survival of Agreements. All agreements, covenants, representations, and warranties of Assignor made in this Agreement shall survive the making of the advances under this Agreement.

d) Successors. This Agreement shall be binding upon and inure to the benefit of Assignor, its successors, and those assigns approved in writing by Lender, and upon and to Lender, its successors and assigns.

e) Applicable Law. This Agreement is made, executed, and delivered in the State of Texas, and Texas law shall govern its interpretation, performance, and enforcement.

f) Assignment not Effective. Any attempted assignment or transfer of Assignor’s’ rights under this Agreement without the prior written consent of Lender shall be void.

g) Obligations of Assignors. Assignor’s obligations and representations under this Agreement shall be in addition to all obligations, covenants, and representations made by or on behalf of Assignor in all other documents delivered in connection with the Loan and the transactions contemplated hereby.

h) No Oral Modification. Neither this Agreement nor any term, condition, representation, warranty, covenant, or agreement set forth in this Agreement may be changed, waived, discharged, or terminated orally but only by an instrument in writing by the party against whom such change, waiver, discharge, or termination is sought.

i) Severability. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

j) Time. Time is of the essence of all of Assignor’s obligations under this Agreement.

7) CONSENTS AND WAIVERS

a) Consent to Jurisdiction. Assignor and the Company consent to the nonexclusive jurisdiction of any and all state and federal courts in the State of Texas with jurisdiction over Assignor and the Company. Assignor and the Company agree that any controversy arising under or in relation to this Agreement shall be litigated exclusively in the State of Texas. The state and federal courts and authorities with jurisdiction in the State of Texas shall have nonexclusive jurisdiction over all controversies which may arise under or in relation to this Agreement. Assignor and the Company irrevocably consent to service, jurisdiction, and venue of such courts for any litigation arising from this Agreement, and waive any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

b) Jury Trial Waiver. Assignor, the Company and Lender hereby waive trial by jury in any action or proceeding to which Assignor, the Company or Lender may be parties, arising out of or in any way pertaining to this Agreement. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by Assignor, the Company and Assignor and the Company hereby represent that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Assignor and the Company further represent that it has been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

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IN WITNESS WHEREOF, Assignor, the Company and Lender have caused this Agreement to be executed as of the date first above written.

ASSIGNOR:

By:
Name: David King

LENDER:

By: Name:

COMPANY:

WATER NOW, INC.
a Texas corporation

By:
Name: David King
Title: CEO

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Definitions

Agreement means this Security Agreement, including all schedules and exhibits hereto, as it may be amended, restated, extended, consolidated or increased from time to time.

Assignor means David King in his individual capacity.

Collateral means 100,000 shares of Assignor’s common stock, no par value.

Event of Default means any of those events described in Section 5.1 of this Agreement.

Liabilities means the obligation of Water Now, Inc. to pay all amounts owed under the Note.

Lien means any mortgage, deed of trust, pledge, security interest, assignment, encumbrance, lien, or charge of any kind, including without limitation any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

Liquidation Costs means all expenses, charges, costs, and fees (including without limitation attorneys’ fees and expenses) of any nature whatsoever paid or incurred by or on behalf of Lender in connection with the collection or enforcement of any of the Liabilities.

Loan means the loan in the principal amount of $62,500 made by Lender to Water Now, Inc.

Note means that certain Convertible Promissory Note by and between Lender and Water Now, Inc. dated as of June 18, 2018.

Person means an individual, an estate, a trust, a corporation, a partnership, a limited liability company, a government or governmental agency or instrumentality and any other legal entity.

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